SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 28, 2013

Date of Report (Date of earliest event reported)

Armada Oil, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-52040

(Commission File Number)

98-0195748

(I.R.S. Employer Identification No.)

5220 Spring Valley Road
Suite 615
Dallas, Texas 75254

(Address of principal executive offices, including zip code)

(972) 490-9595

(Registrant’s telephone number, including area code)

10777 Westheimer Rd.

Suite 1100

Houston, Texas 77042

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Note

This Amendment No. 1 to Current Report on Form 8-K is being filed to amend the following Items of the Current Report on Form 8-K filed by Armada Oil, Inc., a Nevada corporation (“Armada,” “we” or “us”) on March 29, 2013 (the “Original 8-K”), as set forth in their entirety below: Item 5.01; Item 5.03. Capitalized terms used herein without definition have the meanings ascribed to them in the Original 8-K.

Item 5.01 Changes in Control of Registrant

The disclosure in Item 2.01 above is incorporated into this Item by reference. As a result of the distribution of the Acquisition Consideration, the pre-Acquisition stockholders of Mesa and Armada will hold approximately 62.4% and 37.6%, respectively, of the total issued and outstanding shares of Armada common stock after the closing of the Acquisition and the distribution of the Acquisition Consideration.

As a result of the distribution of the Acquisition Consideration, Randy M. Griffin, Mesa’s Chairman of the Board and Chief Executive Officer, will beneficially own approximately 8.7% of the outstanding common stock of Armada, Ray L. Unruh, Mesa’s President, Secretary and Director, will beneficially own approximately 5.9% of the outstanding common stock of Armada, David L. Freeman, Mesa’s Executive Vice President – Oil and Gas Operations, will beneficially own approximately 6.1% of the outstanding common stock of Armada, and Mesa’s directors and executive officers as a group will beneficially own approximately 24.9% of the outstanding common stock of Armada.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 28, 2013, Armada’s Board of Directors amended and restated its By-Laws in their entirety to read as set forth in Exhibit 3.1 filed with this Report.

On March 28, 2013, Armada’s Board of Directors changed Armada’s fiscal year end from March 31 to December 31 of each year beginning with its 2013 fiscal year. Because the Acquisition is being accounted for as a reverse acquisition, whereby Mesa will be deemed the accounting acquirer for financial reporting purposes, in accordance with guidance of the Staff of the Securities and Exchange Commission, no transition period report is required to be filed by Armada. The pre-closing financial results of Armada for the period from January 1, 2013, through March 27, 2013 (the day before the closing of the Acquisition) will be presented in a pro forma footnote to the financial statements to be contained in Armada’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, as if the Acquisition had been consummated on January 1, 2013, and the financial results of Armada for the period from January 1, 2012, through March 31, 2012, will be presented in a pro forma footnote to those financial statements as if the Acquisition had been consummated on January 1, 2012.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following Exhibit is being filed with this Report:

Exhibit Number	Description

3.1	Amended and Restated By-Laws of Armada (incorporated by reference to Exhibit 3.1 to Armada’s Current Report on Form 8-K filed on March 29, 2013)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on April 5, 2013.

Armada Oil, Inc.

By:	/s/ Randy M. Griffin
Randy M. Griffin
Chief Executive Officer

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